                       THE CORPORATEPLAN FOR RETIREMENT"

                          (PROFIT SHARING/401(K) PLAN)

                            A FIDELITY PROTOTYPE PLAN


                     NON-STANDARDIZED ADOPTION AGREEMENT 002
                                BASIC PLAN NO. 07


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                               ADOPTION AGREEMENT
                                    ARTICLE 1
                      NON-STANDARDIZED PROFIT SHARING PLAN

1.01  PLAN INFORMATION

      (a)  Name of Plan:

           This is the Dragon Systems, Inc. 401-K Plan (the "Plan").

      (b)  Type of Plan:

           (1)  [X]  401(k) and Profit Sharing

           (2)  [ ]  Profit Sharing Only

           (3)  [ ]  401(k) Only

      (c)  Name of Plan Administrator, if not the Employer:

                        SAME
           ---------------------------------------------------------------------

           Address:
                    ------------------------------------------------------------

           Phone Number:
                         -------------------------------------------------------

           The Plan Administrator is the agent for service of legal process for the Plan.

      (d)  Limitation Year (check one):

           (1)  [X]  Calendar Year

           (2)  [ ]  Plan Year

           (3)  [ ]  Other:

      (e)  Three Digit Plan Number:  001

      (f)  Plan Year End (month/day):  12/31

      (g)  Plan Status (check one):

           (1)  [ ]  Effective Date of new Plan:
                                                 -------------------------------

           (2)  [ ]  Amendment Effective Date:  1/1/95.  This is (check one):

                (A)  [ ]  an amendment of The CORPORATEplan for Retirement
                          Adoption Agreement previously executed by the Employer; or

                (B)  [ ]  a conversion from another plan document into The
                          CORPORATEplan for Retirement.

                     The original effective date of the Plan:
                                                              ------------------

                     The substantive provisions of the Plan shall apply prior to the Effective Date to the extent required by the Tax Reform Act of 1986 or other applicable laws.

1.02  EMPLOYER

      (a)  The Employer is:   Dragon Systems, Inc.

           Address:           320 Nevada Street
                              Newton, MA 02160

           Contact's Name:    Diane Hudson, Tamah Rosker

           Telephone Number:  (617) 965-5200

           (1)  Employer's Tax Identification Number:  04-2764754

           (2)  Business form of Employer (check one):

                (A)       Corporation         (D)  [ ]  Governmental

                (B)  [ ]  Sole proprietor or  (E)  [ ]  Tax-exempt
                          partnership                   organization

                (C)  [ ]  Subchapter S        (F)  [ ]  Rural Electric
                          Corporation                   Cooperative

           (3)  Employer's fiscal year end:  12/31

           (4)  Date business commenced:  6/24/82

      (b) The term "Employer" includes the following Related Employer(s) (as defined in Section 2.01(A)(26)):


           ---------------------------------------------------------------------

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           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------


1.03  COVERAGE

      (a) All Employees who meet the conditions specified below will be eligible to participate in the Plan:

           (1) Service requirement (check one):

               (A)  [ ]  no service requirement

               (B)  [ ]  three consecutive months of service (no minimum number
                         Hours of Service can be required).

               (C)  [X]  six consecutive months of service (no minimum number
                         Hours of Service can be required).

               (D)  [ ]  one Year of Service (1,000 Hours of Service is
                         required during the Eligibility Computation Period).

           (2) Age requirement (check one):
               (A)  [ ]  no age requirement

               (B)  [X]  must have attained age 21 (not to exceed 21).




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


           (3) The class of Employees eligible to participate in the Plan (check one):

               (A)  [ ]   includes all Employees of the Employer.

               (B)  [X]   includes all Employees of the Employer except for
                          (check the appropriate box(es)):

                    (i)   [ ]  Employees covered by a collective bargaining
                               agreement

                    (ii)  [ ]   Highly Compensated Employees as defined in Code
                                Section 414(q).

                    (iii) [ ]   Leased Employees as defined in Section
                                2.01(a)(18).

                    (iv)  [ ]   Nonresident aliens who do not receive any earned
                                income from the Employer which constitutes
                                United States source income.

                    (v)   [X]   Other

                                          See Attachment A

                    Note: No exclusion in this section may create a discriminatory class of employees. An Employer's plan must still pass the Internal Revenue Code coverage and participation requirements if one or more of the above groups of Employees have been excluded from the Plan.

      (b)  The Entry Date(s) shall be (check one):

           (1) [ ] the first day of each Plan Year (not if Section 1.03(a)(1)(D) is elected).

           (2) [ ] the first day of each Plan Year and the date six months later.

           (3) [ ] the first day of each Plan Year and the first day of the fourth, seventh, and tenth months

           (4) [X]  the first day of each month.

      (c) Date of Initial Participation -- An Employee will become a Participant unless excluded by Section 1.03(a)(3) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Section 1.03(a), if any, except (check one):

           (1) [X]  No exceptions.

           (2) [ ] Employees employed on the Effective Date in Section 1.01(g) will become Participants on that date.

           (3) [ ]  Employees who meet the age and service requirement(s) of
                    Section 1.03(a) on the Effective Date in Section 1.01(g) will become Participants on that date.


1.04  COMPENSATION

      (a) For purposes of determining Contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(7), but excluding (check the appropriate box(es)):

           (1) [X]  Overtime Pay.

           (2) [X]  Bonuses.

           (3) [X]  Commissions.

           (4) [ ] The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

           Note: These exclusions shall not apply for purposes of the "Top Heavy" requirements in Section 9.03, or allocating Discretionary Employer Contributions if an Integrated Formula is elected in Section 1.05(a)(2)(B).

           (5) [ ]  No exclusions.




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                                                                              30

      (b)  Compensation for the First Year of Participation

           Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

           (1) [X]  For the entire Plan Year.

           (2) [ ] For the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

1.05  CONTRIBUTIONS

      (a)      Employer Contributions:

           (1) [ ]  Fixed Formula - Nonintegrated Formula (check (A) or (B)):

               (A)  [ ] Fixed Percentage Employer Contribution: For each Plan
                        Year, the Employer will contribute for each eligible Participant an amount equal to _____% (not to exceed 15%) of such Participant's Compensation.

               (B)  [ ] Fixed Flat Dollar Employer Contribution: For each Plan
                        Year, the Employer will contribute for each eligible Participant an amount equal to $________________.

           (2) [X]  Discretionary Formula

               The Employer may decide each Plan Year whether to make a Discretionary Employer Contribution on behalf of eligible Participants in accordance with Section 4.05. Such contributions may only be funded by the Employer AFTER the Plan Year ends and shall be allocated to eligible Participants based upon the following (check (A) or (B)):

               (A)  [X] Nonintegrated Allocation Formula: In the ratio that each eligible Participant's Compensation bears to the total Compensation paid to all eligible Participants for the Plan Year.

               (B)  [ ] Integrated Allocation Formula: In accordance with
                        Section 4.06.

               Note: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect (2)(B).



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           (3) Eligibility Requirement(s)

               A Participant shall be entitled to Employer Contributions for a Plan Year under this Subsection (a) if the Participant satisfies the following requirement(s) (Check the appropriate box(es) -- Options (B) and (C) may not be elected together):

               (A)  [ ] is employed by the Employer on the last day of the
                        Plan Year.

               (B)  [ ] earns at least 500 Hours of Service during the Plan
                        Year.

               (C)  [X] earns at least 1,000 Hours of Service during the Plan
                        Year.

               (D)  [ ] no requirements.

               Note: If option (A), (B) or (C) above is selected then Employer Contributions can only be funded by the Employer after Plan Year end.

      (b)  [X] Deferral Contributions

           (1) Regular Contributions
               The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 12% (nor more than 15%) of Compensation for that period.

               (A) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage (check one):

                    (i)   [ ] As of the beginning of each payroll period.
                    (ii)  [ ] As of the first day of each month.
                    (iii) [ ] As of the next Entry Date.
                    (iv)  [ ] (Specify, but must be at least once per Plan Year)
                              FOUR TIMES PER YEAR; JANUARY 1, APRIL 1, JULY 1 AND OCTOBER 1.

               (B) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

                    (i)   [ ] The first day of next Plan Year.
                    (ii)  [X] Any subsequent Plan Entry Date.
                    (iii) [ ] Specify, but must be at least once per Plan Year)


                          ------------------------------------------------------

                          ------------------------------------------------------


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      (2)  [ ]  Catch-Up Contributions

           The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) in the final month of the Plan Year.

      (3)  [ ]  Bonus Contributions

           The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Section 1.04(a) must include bonuses if bonus contributions are permitted.

           Note: A Participant's Contributions under (2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in (1) after the Plan Year. The Employer has the right to restrict a Participant's right to make Deferral Contributions if they will adversely effect the Plan's ability to pass the Actual Deferral Percentage and/or the Actual Contribution Percentage test.

      (4)  [X]  Qualified Discretionary Contributions

           The Employer may contribute an amount which it designates as a Qualified Discretionary Contribution to be included in the Actual Deferral Percentage or Actual Contribution Percentage test. Qualified Discretionary Contributions shall be allocated to Non-highly Compensated Employees (check one):

           (A) [X] in the ratio which each such Participant's Compensation for the Plan Year bears to the total of all such Participants' Compensation for the Plan Year.

           (B) [ ] as a flat dollar amount for each such Participant for the Plan Year.

      (c)  [X] Matching Contributions (only if Section 1.05(b) is checked)

           (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):

               (A)  [ ] 50%
               (B)  [X] 100%
               (C)  [ ] _____%

               (D)  [ ] (Tiered Match) ____% of the first ____% of the
                        Participant's Compensation contributed to the Plan,

                        _____% of the next _____% of the Participant's Compensation contributed to the Plan,

                        ____% of the next ____% of the Participant's
                        Compensation contributed to the Plan.

               NOTE: THE PERCENTAGES SPECIFIED ABOVE FOR MATCHING CONTRIBUTIONS MAY NOT INCREASE AS THE PERCENTAGE OF COMPENSATION CONTRIBUTED INCREASES.

               (E)  [ ] The percentage declared for the year, if any, by a
                        Board of Directors' resolution.

      (2) [ ] The Employer may at Plan Year end make an additional Matching Contribution equal to a percentage declared by the Employer, through a Board of Directors' resolution, of the Deferral Contributions made by each Participant during the Plan Year (only if an option is checked under Section 1.05(c)(1)).

      (3)  [X] Matching Contribution Limits (check the appropriate box(es)):

           (A) [X] Deferral Contributions in excess of 5% of the Participant's Compensation for the period in question shall not be considered for Matching Contributions.

               Note: If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

           (B) [ ] Matching Contributions for each Participant for each Plan Year shall be limited to $_________.

           (4) Eligibility Requirement(s)

               A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(b) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options
               (B) and (C) may not be elected together):

               (A)  [ ] Is employed by the Employer on the last day of the
                        Plan Year.

               (B)  [ ] Earns at least 500 Hours of Service during the Plan
                        Year.

               (C)  [X] Earns at least 1,000 Hours of Service during the Plan
                        Year.

               (D)  [ ] Is not a Highly Compensated Employee for the Plan
                        Year.

               (E)  [ ] Is not a Partner of the Employer, if the Employer is a
                        partnership.

               (F)  [ ] No requirements.

               Note: If option (A), (B) or (C) above is selected then Matching Contributions can only be funded by the Employer after the Plan Year ends. Any Matching Contribution funded before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(c)(4)). If option (A), (B), or (C) is adopted during a Plan Year, such option shall not become effective until the first day of the next Plan Year.

      (d)  [ ] Employee After-Tax Contributions (check one):

           (1) [ ]  Future Contributions

               Participants may make voluntary non-deductible Employee Contributions pursuant to Section 4.09 of the Plan. This option may only be elected if the Employer has elected to permit Deferral Contributions under Section 1.05(b). Matching Contributions by the Employer are not allowed on any voluntary non-deductible Employee Contributions. Withdrawals are limited to one per year unless Employee Contributions were allowed under a previous plan document which authorized more frequent withdrawals.

           (2) [ ]  Frozen Contributions

               Participants may not make voluntary non-deductible Employee Contributions but the Employer does maintain frozen Participant voluntary non-deductible Employee Contribution accounts.

1.06  RETIREMENT AGE(S)

      (a) The Normal Retirement Age under the Plan is (check one):

           (1) [X]  age 65.

           (2) [ ]  age ___ (specify between 55 and 64).

           (3) [ ] late of the age ___ (can not exceed 65) or the fifth anniversary of the Participant's Commencement Date.

      (b) [X] The Early Retirement Age is the first day of the month after the Participant attains age 55 (specify 55 or greater) and completes 2 Years of Service for Vesting.

      (c) [X] A Participant is eligible for Disability Retirement if he/she (check the appropriate box(es)):

           (1) [ ] satisfies the requirements for benefits under the Employer's Long-Term Disability Plan.

           (2) [X] satisfies the requirements for Social Security disability benefits.

           (3) [ ] is determined to be disabled by a physician approved by the Employer.



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1.07     VESTING SCHEDULE

         (a) The Participant's vested percentage in Employer Contributions (Fixed or Discretionary) elected in Section 1.05(a) and/or Matching Contributions elected in Section 1.05(c) shall be based upon the schedule(s) selected below, except with respect to any Plan Year during which the Plan is Top-Heavy. The schedule elected in Section 1.12(d) shall automatically apply for a Top-Heavy Plan Year and all Plan Years thereafter unless the Employer has already elected a more favorable vesting schedule below.

                (1)  Employer Contributions                        (2)  Matching Contributions
                     (check one)                                        (check one)
                (A)  [ ]  N/A - No Employer Contributions               (A)       N/A - No Employer Contributions
                (B)  [ ]  100% Vesting immediately                      (B)  [ ]  100% Vesting immediately
                (C)  [ ]  3 year cliff (see C below)                    (C)  [ ]  3 year cliff (see C below)
                (D)  [ ]  5 year cliff (see D below)                    (D)  [ ]  5 year cliff (see D below)
                (E)  [ ]  6 year graduated (see E below)                (E)  [ ]  6 year graduated (see E below)
                (F)  [ ]  7 year graduated (see F below)                (F)  [ ]  7 year graduated (see F below)
                (G)  [X]  Other vesting (complete G1 below)             (G)  [X]  Other vesting (complete G1 below)

                                VESTING SCHEDULE

                Years of
                Service
                for
                Vesting      C          D          E          F            G1           G2
                -------      -          -          -          -            --           --

                0              0%         0%         0%         0%           0%           0%
                1              0%         0%         0%         0%           0%           0%
                2              0%         0%        20%         0%         100%         100%
                3            100%       100%        40%        20%         100%         100%
                4            100%       100%        60%        40%         100%         100%
                5            100%       100%        80%        60%         100%         100%
                6            100%       100%       100%        80%         100%         100%
                7            100%       100%       100%       100%         100%         100%


         Note: A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.

         (b)    [ ]  Years of Service for Vesting shall exclude (check one):

                (1)  [ ]  for new plans, service prior to the Effective Date as defined in Section 1.01(g)(1).

                (2)  [ ]  for existing plans converting from another plan
                          document, service prior to the original Effective Date as defined in Section 1.01(g)(2).

                Employees hired on or after January 1, 1995 are subject to the vesting schedule indicated above. Employees hired before January 1, 1995 are fully vested immediately.


                                       12
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1.08     PREDECESSOR EMPLOYER SERVICE

         [ ] Service for purposes of eligibility in Section 1.03(a)(1) and vesting in Section 1.07(a) of this Plan shall include service with the following employer(s):

         (a)    ________________________________________________________________

         (b)    ________________________________________________________________

         (c)    ________________________________________________________________

         (d)    ________________________________________________________________



1.09     PARTICIPANT LOANS

         Participant loans (check (a) or (b)):

         (a)    [X]   will be allowed in accordance with Section 7.09, subject
                      to a $1,000 minimum amount and will be granted (check (1) or (2)):

                      (1)  [X]  for any purpose.

                      (2)  [ ]  for hardship withdrawal (as defined in
                                Section 7.10) purposes only.

         (b)    [ ]   will NOT be allowed.


1.10     HARDSHIP WITHDRAWALS

         Participant withdrawals for hardship prior to termination of employment (check one):

         (a)    [X]   will be allowed in accordance with Section 7.10, subject
                      to a $1,000 minimum amount.

         (b)    [ ]   will NOT be allowed.



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1.11     DISTRIBUTIONS

         (a) Subject to Articles 7 and 8 and (b) below, distributions under the Plan will be paid (check the appropriate box(es)):

                (1)   [X]  as a lump sum

                (2)   [ ]  under a systematic withdrawal plan (installments).

         (b)    [X]   Check if a Participant will be entitled to receive a
                      distribution of all or any portion of the following
                      Accounts without terminating employment upon attainment of age 59 1/2 (check one):

                (1)   [ ]  Deferral Contribution Account

                (2)   [X]  All Accounts

         (c)    [ ]   Check if the Plan was converted (by plan amendment) from
                      another defined contribution plan, and the benefits were payable as (check the appropriate box(es)):

                (1)   [ ]  a form of single or joint and survivor life annuity.

                (2)   [ ]  an in-service withdrawal of vested Employer
                           Contributions maintained in a Participant's Account (check (A) and/or (B)):

                           (A)  [ ]  for at least ______ (24 or more) months.

                           (B)  [ ]  after the Participant has at least 60
                                     months of participation.

                (3)   [ ]  another distribution option that is a "protected
                           benefit" under Section 411(d)(6) of the Internal Revenue Code. Please attach a separate page identifying the distribution option(s).

                These additional forms of benefit may be provided for such plans under Articles 7 or 8.

                Note: Under Federal Law, distributions to Participants must generally begin no later than April 1 following the year in which the Participant attains age 70 1/2.

1.12     TOP HEAVY STATUS

         (a)    The Plan shall be subject to the Top-Heavy Plan requirements of
                Article 9 (check one):

                (1)   [ ]   for each Plan Year.

                (2)   [X]   for each Plan Year, if any, for which the Plan is
                            Top-Heavy as defined in Section 9.02.

                (3)   [ ]   Not applicable. (This option is available for plans
                            covering only employees subject to a collective bargaining agreement and there are no Employer or Matching Contributions elected in Section 1.05.)

         (b) In determining Top-Heavy status, if necessary, for an employer with at least one defined benefit plan, the following assumptions shall apply:

                (1)   Interest rate: _____% per annum

                (2)   Mortality table: __________

                (3)   [X]   Not Applicable.

         (c) In the event that the Plan is treated as Top-Heavy for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least ___________ (3, 4, 5 or 7 1/2)% of Compensation for the Plan Year in accordance with Section 9.03 (check one):

                (1)   [X]   under this Plan in any event.

                (2)   [ ]   under this Plan only if the Participant is not
                            entitled to such contribution under another qualified plan of the Employer.

                (3)   [ ]   Not applicable. (This option is available for plans
                            covering only employees subject to a collective bargaining agreement and there are no Employer or Matching Contributions elected in Section 1.05.)

                      Note: Such minimum Employer contribution may be less than the percentage indicated in (c) above to the extent provided in Section 9.03(a).

         (d) In the event that the Plan is treated as Top-Heavy for a Plan Year, the following vesting schedule shall apply instead of the schedule(s) elected in Section 1.07(a) for such Plan Year and each Plan Year thereafter (check one):

                (1)   [X]   100% vested after 2 (not in excess of 3) Years of
                            Service for Vesting.

                (2)   [ ]         Years of            Vesting           Must be
                             Service for Vesting    Percentage         at Least
                             -------------------    ----------         --------

                                      0             __________              0%
                                      1             __________              0%
                                      2             __________             20%
                                      3             __________             40%
                                      4             __________             60%
                                      5             __________             80%
                                      6             __________            100%

                      Note:    If one or both schedules elected in
                               Section 1.07(a) is (are) more favorable in all cases than the schedules elected in (d) above then such schedule(s) will continue to apply even in Plan Years in which the Plan is Top-Heavy.

1.13     TWO OR MORE PLANS - Code Section 415 limitation on annual additions

         If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant, the Employer must complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

         (a) If the Employer maintains, or had maintained, any other defined contribution plan or plans which are not Master or Prototype Plans, Annual Additions for any Limitation Year to this Plan will be limited (check one):

                (1)   [ ]  in accordance with Section 5.03 of this Plan.

                (2)   [ ]  in accordance with another method set forth on an
                           attached separate sheet.

                (3)   [X]  Not applicable.

         (b) If the Employer maintains, or had maintained, a defined benefit plan or plans, the sum of the Defined Contribution Fraction and Defined Benefit Fraction for a Limitation Year may not exceed the limitation specified in Code Section 415(e), modified by section 416(h)(1) of the Code. This combined plan limit will be met as follows (check one):

         (1)    [ ]  Annual Additions to this Plan are limited so that the sum of the Defined Contribution Fraction and the Defined Benefit Fraction does not exceed 1.0.

         (2)    [ ]  another method of limiting Annual Additions or reducing projected annual benefits is set forth on an attached schedule.

         (3)    [X]  Not applicable.

1.14     ESTABLISHMENT OF TRUST AND INVESTMENT DECISIONS

         (a)    Investment Directions

                Participant Accounts will be invested (check one):

                (1)  [ ]  in accordance with investment directions provided to the Trustee by the EMPLOYER for allocating all Participant Accounts among the options listed in (b) below.

                (2)  [X]  in accordance with investment directions provided to the Trustee by each PARTICIPANT for allocating his entire Account among the options listed in (b) below.

                (3)  [ ]  in accordance with investment directions provided to the Trustee by each Participant for all contribution sources in a Participant's Account except the following sources shall be invested as directed by the Employer (check (A) and/or (B)):

                          (A) [ ]  Fixed or Discretionary Employer Contributions

                          (B) [ ]  Employer Matching Contributions

                     The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in (b) below.

         (b)     Plan Investment Options

                The Employer hereby establishes a Trust under the plan in accordance with the provisions of Article 14, and the Trustee signifies acceptance of its duties under Article 14 by its signature below. Participant Accounts under the Trust will be invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

                                    Fund Name                    Fund Number
                                    ---------                    -----------

                (1)     FIDELITY PURITAN
                      -------------------------------------    ---------------
                (2)     FIDELITY CONTRA
                      -------------------------------------    ---------------
                (3)     FIDELITY BLUE CHIP GROWTH FUND
                      -------------------------------------    ---------------
                (4)     FIDELITY INVESTMENT GRADE BOND
                      -------------------------------------    ---------------
                (5)     FIDELITY MONEY MARKET
                      -------------------------------------    ---------------
                (6)
                      -------------------------------------    ---------------
                (7)
                      -------------------------------------    ---------------
                (8)
                      -------------------------------------    ---------------
                (9)
                      -------------------------------------    ---------------
                (10)
                      -------------------------------------    ---------------

                Note: An additional annual recordkeeping fee will be charged for each fund in excess of five funds.

                        To the extent that the Employer selects as an investment option the Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans (the "Group Trust"), the Employer hereby (A) agrees to the terms of the Group Trust and adopts said terms as a part of this Agreement and (B) acknowledges that it has received from the Trustee a copy of the Group Trust, the Declaration of Separate Fund for the Managed Income Portfolio of the Group Trust, and the Circular for the Managed Income Portfolio.

                Note: The method and frequency for change of investments will be determined under the rules applicable to the selected funds or, if applicable, the rules of the Employer adopted in accordance with Section 6.03. Information will be provided regarding expenses, if any, for changes in investment options.

1.15     RELIANCE ON OPINION LETTER

         An adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to properly fill out the Adoption Agreement may result in disqualification of the Plan.

         This Adoption Agreement may be used only in conjunction with Fidelity Prototype Plan Basic Plan Document No. 07. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.



1.16     PROTOTYPE INFORMATION:
         ----------------------

         Name of Prototype Sponsor:          Fidelity Management & Research Co.
         Address of Prototype Sponsor:       82 Devonshire Street
                                             Boston, MA 02109

         Questions regarding this prototype document may be directed to the following telephone number:

                                1-(800) 343-9184

                                 EXECUTION PAGE
                                (Fidelity's Copy)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this _______ day of ___________________, 19___.

                   Employer:  _____________________________

                   By:        _____________________________

                   Title:     _____________________________

                   Employer:  _____________________________

                   By:        _____________________________

                   Title:     Director of Human Resources
                              -----------------------------


Accepted by


Fidelity Management Trust Company, as Trustee

By: ___________________________     Date: ___________________

Title: ________________________

EXECUTION PAGE
(Employer's Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this _______ day of ___________________, 19___.

                   Employer:  _____________________________

                   By:        _____________________________

                   Title:     _____________________________

                   Employer:  _____________________________

                   By:        _____________________________

                   Title:     _____________________________


Accepted by

Fidelity Management Trust Company, as Trustee


By: ___________________________     Date: ___________________

Title: ________________________

AMENDMENT TO NON-STANDARDIZED ADOPTION AGREEMENT 002 DATED DECEMBER 18, 1995 ATTACHMENT TO SECTION 1.03(a)(3)(b)(v) -- OTHER

ATTACHMENT A

IN THE CASE OF EMPLOYEES HIRED PRIOR TO JANUARY 1, 1996, THOSE WHO HAVE NOT COMPLETED TWO CONSECUTIVE MONTHS OF SERVICE ARE EXCLUDED. IN THE CASE OF EMPLOYEES HIRED ON AND AFTER JANUARY 1, 1996, THOSE WHO HAVE NOT COMPLETED SIX CONSECUTIVE MONTHS OF SERVICE ARE EXCLUDED.











-----------------------------------------
TAMAH ROSKER
DIRECTOR, HUMAN RESOURCES   DECEMBER 19, 1995




-----------------------------------------
DIANE HUDSON
CONTROLLER                  DECEMBER 19, 1995

--------------------------------------------------------------------------------
                                 PLAN HIGHLIGHTS
--------------------------------------------------------------------------------


                        DRAGON SYSTEMS, INC. 401(k) PLAN

The Dragon Systems, Inc. 401(k) Plan is designed to help you save for your retirement, share in company profits and at the same time reduce your current taxes.

                                   ELIGIBILITY

          - Employees hired prior to January 1, 1996, must complete two consecutive months of service. Employees hired on and after January 1, 1996, must complete six consecutive months of service.

          - All employees age 21 or older are eligible to participate immediately.

                                ENROLLMENT DATES

         The first day of the following month after you have met the age and service requirement.

To begin participating, complete the enrollment and designation of beneficiary forms and send them to your Human Resources Dept.

                                  CONTRIBUTIONS

          - EMPLOYEE CONTRIBUTIONS on a pretax basis between 1 and 12% of eligible compensation of each applicable payroll up to a maximum of $9,500 (adjusted annually) for the 1996 calendar year. You may change your deferral percentage as of January 1, April 1, July 1, and October 1.

          - EMPLOYER MATCHING CONTRIBUTIONS in an amount equal to 100% of your pretax employee contributions, up to 5% of your eligible compensation contributed into the plan. You must earn at least 1,000 hours of service.

          - EMPLOYER DISCRETIONARY PROFIT SHARING CONTRIBUTIONS if any, in an amount to be determined annually by a Board of Directors resolution. You must earn at least 1,000 hours of service to be eligible for any employer profit sharing contributions made for that Plan Year.

                NOTE: Eligible compensation is your total compensation excluding overtime pay, bonuses, and commissions.

                                   INVESTMENTS

                You may choose among the following funds, managed by Fidelity Investments*. The employer's plan is subject to Section 404(c) of the Employee Retirement Income Security Act (ERISA) of 1974. You will be responsible for the investment of your own account.
                              Fidelity Retirement Money Market Portfolio (0630) Fidelity Investment Grade Bond Fund (0026) Fidelity Puritan Fund (0004)
                              Fidelity Blue Chip Growth Fund (0312)
                              Fidelity Contrafund (0022)

                NOTE: The Fidelity Fund Number assigned to each fund is identified in parentheses.

You may redirect your future contributions simply by calling the toll-free number that will be provided by Fidelity. You may also call the same number to make exchanges among the plan's investment options. You may contact a Fidelity telephone representative between 8:30 AM (ET) and 8:00 PM (ET) on any business day. Exchanges requested before 4:00 PM (ET) will be posted on that business day based upon the closing price of the affected mutual fund(s). Exchanges requested after 4:00 PM (ET) will be processed on the next business day. The minimum exchange is the lesser of $250 or 100% of your account balance in the mutual fund. If your exchange is less than $250 then it may only be exchanged into one mutual fund.

You may contact a Fidelity representative at 1-800-544-8888 to obtain a prospectus or information about a mutual fund. You will have the right to vote any mutual fund proxies based upon the number of shares you own in that mutual fund. To protect its shareholders, each fund reserves the right to modify its exchange privileges as outlined in the fund prospectus with sixty days' advanced notice.

                                     VESTING

The term "vesting" refers to your nonforfeitable right to own the contributions in your account. You are always 100% vested in your employee contributions.

Employer contributions and earnings will be vested in accordance with the following schedule:

                YEARS OF SERVICE FOR VESTING              PERCENTAGE


                        less than 2*                           0
                              2                              100


                *All employees hired on or before January 1, 1995 will be granted 100% vesting


                              ACCESS TO YOUR MONEY

         - You may take a lump sum distribution from the plan in the event of termination of employment, retirement, disability or death. You may take a distribution of your 401(k) employee contribution account upon the attainment of age 59 1/2. You will pay income tax on any distribution you receive. Taxable distributions payable to you will be subject to the 20% Federal Income Tax withholding requirement unless directly transferred to an IRA or a new Employer's qualified plan.

         - You may make a hardship withdrawal, if you qualify, from your employee contributions and rollover contributions to purchase a principal residence, to prevent eviction from your principal residence, to pay for college tuition expenses for you or your immediate family or for unreimbursed medical expenses. The minimum hardship withdrawal is $1,000. Amounts withdrawn will be subject to the 20% Federal Income Tax withholding requirement. An Internal Revenue Service 10% premature distribution penalty tax may apply for certain distributions.

         - Loans from the Plan are also available, if you qualify, on amounts you have contributed as well as on your vested Employer contributions subject to IRS maximums. The maximum loan you may receive is the lesser of 50% of your vested account balance or $50,000. The minimum loan is $1,000. You may only have one loan outstanding at any given time. All loans must be paid back within 5 years unless it is for the purchase of your principal residence.

                               STATEMENT SCHEDULE

You will receive a statement four times a year within 20 days after January 31, April 30, July 31 and October 31 disclosing the value of your account balances and any benefits to which you may become entitled.

For more details on the Plan, read the Summary Plan Description which will be provided by your Human Resources Department. This Plan Highlights sheet summarizes the main features of the Dragon Systems, Inc. 401(k) Plan, but it is not a comprehensive description. The official Plan Document will govern in the case of any question.


* Fidelity Management & Research Company (FMR) is the investment advisor to Fidelity mutual funds.


                        Fidelity Distributors Corporation
                          (General Distribution Agent)
                              82 Devonshire Street
                                Boston, MA 02109